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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported): June  1, 2004


                        Telecommunication Products, Inc.
             (Exact name of Registrant as specified in its charter)


     Colorado               0-11882                   84-0916299
(State  or  other  (Commission  File  Number)      (I.R.S.  Employer
jurisdiction  of                                   Identification  No.)
incorporation)

1926  Hollywood  Boulevard,  Suite  208,  Hollywood  Florida,  33020
                            Address  of  principal  executive offices)(Zip Code)


        Registrant's telephone number, including area code: (954)620-0208

ITEM  5.  OTHER  EVENTS  AND  REG.  FD  DISCLOSURE

On June 1, 2004, we issued a press release with the President of the Board's Letter to Shareholders regarding the current condition of the Company.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS


(c)  Exhibits:

99.1  Press  Release  dated  June  1,  2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Telecommunication  Products,Inc
                                       ----------------------------------
                                       Registrant


Date:  June  10,  2004                   By:  /s/ Robert Russell
                                              Name:  Robert  Russell
                                              Title:  President,  CEO.